UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41094	98-1600102
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1230 Avenue of the Americas, 16th Floor New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 745-6448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VHNAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VHNA	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one Class A ordinary share for $11.50 per share	VHNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on February 10, 2023, Vahanna Tech Edge Acquisition I Corp., a BVI business company (“Vahanna” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Vahanna, Vahanna Merger Sub Corp., a Delaware corporation and direct, wholly owned subsidiary of Vahanna (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”). Pursuant to Merger Agreement, among other things, Merger Sub will merge with and into Roadzen, with Roadzen surviving the merger as a wholly owned subsidiary of Vahanna (the “Merger” and, together with all other transactions contemplated by the Merger Agreement, the “Business Combination”).

Forward Purchase Agreement

On August 25, 2023, Vahanna entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, “Seller”) (the “Forward Purchase Agreement”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreement, Vahanna is referred to as the “Counterparty” prior to the consummation of the Business Combination, while Roadzen is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, Seller intends, but is not obligated, to purchase up to 5,000,000 (the “Purchased Amount”) Class A ordinary shares, par value $0.0001 per share, of Vahanna (“Vahanna Shares”) concurrently with the Closing pursuant to Seller’s FPA Funding Amount PIPE Subscription

Agreement (as defined below), less the number of Vahanna Shares purchased by Seller separately from third parties through a broker in the open market (“Recycled Shares”). Seller is required to purchase at least 3,500,000 Recycled Shares. Seller will not be required to purchase an amount of Vahanna Shares such that, following such purchase, that Seller’s ownership would exceed 9.9% of the total Vahanna Shares outstanding immediately after giving effect to such purchase, unless Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement.

The Forward Purchase Agreement provides for a prepayment shortfall in an amount in U.S. dollars equal to 0.50% of the product of (i) the Recycled Shares multiplied by (ii) the Initial Price (the “Prepayment Shortfall”) on the Prepayment Date (which amount shall be netted from the Prepayment Amount). Seller in its sole discretion may sell Recycled Shares commencing on the 180th day following the Trade Date and at any sales price, without payment by Seller of any Early Termination Obligation until such time as the proceeds from such sales equal 100% of the Prepayment Shortfall (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions of the Forward Purchase Agreement applicable to Terminated Shares, when an OET Notice is delivered under the Forward Purchase Agreement, in each case with the delivery of such notice being in the sole discretion of Seller (as further described in the “Optional Early Termination” and “Shortfall Sales” sections in the Forward Purchase Agreement).

The Forward Purchase Agreement provides that Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (a) the sum of (i) the number of Recycled Shares multiplied by the redemption price per share as defined in Section 9.02(b) of Vahanna’s Memorandum and Articles of Association, effective as of August 22, 2023, as may be amended from time to time (the “Initial Price”), plus (ii) the number of Additional Shares multiplied by the Per Share Price (as defined below), less (b) the Prepayment Shortfall.

The Counterparty will pay to Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account”), no later than the earlier of (a) one Local Business Day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination; except that to the extent that the Prepayment Amount is to be paid from the purchase of Additional Shares by Seller, such amount will be netted against such proceeds, with Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by Seller will be included in the Number of Shares under the Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) will be the Initial Price. The Reset Price will be subject to reduction upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering.

From time to time and on any date following the Trade Date (any such date, an “OET Date”) and subject to the terms and conditions in the Forward Purchase Agreement, Seller may, in its absolute discretion, terminate the Transaction in whole or in part by providing written notice to the Counterparty (the “OET Notice”), by the later of (a) the fifth Local Business Day following the OET Date and (b) the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from Seller, and Seller shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the date that is eighteen (18) months after the date of the closing of the Business Combination (the date of the closing of the Business Combination, the “Closing Date”) pursuant to the Merger Agreement, (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (v) a Shortfall Variance Registration Failure, (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, any Additional Termination Event, and (c) the date specified by Seller in a written notice to be delivered to the Counterparty at Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from Seller to the Counterparty in accordance with the Forward Purchase Agreement. In the event the Valuation Date is determined pursuant to clause (c), the Settlement Amount Adjustment will not apply to the calculation of the Settlement Amount.

On the Cash Settlement Payment Date, which is the tenth Local Business Day immediately following the last day of the Valuation Period, Seller will remit to the Counterparty an amount equal to the Settlement Amount and will not otherwise be required to return to the Counterparty any of the Prepayment Amount and the Counterparty shall remit to Seller the Settlement Amount Adjustment; provided that, if the Settlement Amount less the Settlement Amount Adjustment is a negative number, then neither Seller nor the Counterparty shall be liable to the other party for any payment under the “Cash Settlement Payment” Date section of the Forward Purchase Agreement.

Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under Vahanna’s Memorandum and Articles of Association that would require redemption by Vahanna of the Vahanna Shares. Such waiver may reduce the number of Vahanna Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The Counterparty has provided Seller with certain customary registration rights with respect to the Additional Shares.

A copy of the Forward Purchase Agreement is filed herewith as Exhibit 10.1, and the foregoing description of the Forward Purchase Agreement is qualified in its entirety by reference thereto.

FPA Funding Amount PIPE Subscription Agreements

On August 25, 2023, Vahanna entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with Seller.

Pursuant to the FPA Funding PIPE Subscription Agreement, Seller agreed to subscribe for and purchase, and Vahanna agreed to issue and sell to Seller, on the Closing Date, an aggregate of up to 5,000,000 Vahanna Shares, less the Recycled Shares in connection with the Forward Purchase Agreement. The Vahanna Shares will be sold at a price equal to $10.00 per share.

A copy of the FPA Funding Amount PIPE Subscription Agreement is filed herewith as Exhibit 10.2, and the foregoing description of the FPA Funding Amount PIPE Subscription Agreement is qualified in its entirety by reference thereto.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth above in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein. The securities of Vahanna that may be issued in connection with the FPA Funding Amount PIPE Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 8.01.	Other Events.

Trust Disclosure

Based on the amount in the trust account as of August 23, 2023, Vahanna estimates that the per share redemption price will be approximately $10.73.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, on February 14, 2023, Vahanna filed a Registration Statement on Form S-4 (File No. 333-269747) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which includes a proxy statement/prospectus. The Registration Statement has been declared effective and the proxy statement/prospectus has been distributed to Vahanna’s shareholders in connection with its solicitation of proxies for the vote by Vahanna’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination to certain of Roadzen’s shareholders. This Form 8-K does not contain all the information that should be considered concerning the business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Vahanna’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the business combination, as these materials contain important information about Roadzen, Vahanna and the business combination.

The definitive proxy statement/prospectus and other relevant materials for the business combination have been mailed to the shareholders of Vahanna as of the record date established for voting on the business combination. Shareholders can obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Vahanna’s chief financial officer at 1230 Avenue of the Americas, 16th Floor, New York, NY 10020.

Participants in the Solicitation

Vahanna and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Vahanna’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination with Roadzen of Vahanna’s directors and officers in Vahanna’s filings with the SEC, including Vahanna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (as amended by Amendment No. 1 thereto on April 27, 2023), and such information and names of Roadzen’s directors and executive officers in the Registration Statement. Shareholders can obtain copies of Vahanna’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov. Roadzen and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Vahanna in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Vahanna’s or Roadzen’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which Roadzen operates and anticipated growth in demand for Roadzen’s services, projections of Roadzen’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”,

“may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Vahanna and its management, and Roadzen and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Vahanna, Roadzen, New Roadzen or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Vahanna or Roadzen; (iv) the inability of Roadzen to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Roadzen as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Roadzen to grow and manage growth profitably, the ability of New Roadzen to maintain relationships with customers, suppliers, labor unions and other organizations that have a role in the business of Roadzen and the ability of New Roadzen to retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws or regulations, including those affecting the industries in which New Roadzen will operate; (xi) the possibility that Roadzen or New Roadzen may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) Roadzen’s estimates of expenses and profitability; (xiii) the evolution of the markets in which Roadzen competes; (xiv) the ability of Roadzen to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of Roadzen to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on Roadzen’s and New Roadzen’s business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Vahanna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (as amended by Amendment No. 1 thereto on April 27, 2023), and other risks and uncertainties indicated from time to time in the definitive proxy statement delivered to Vahanna’s shareholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by Vahanna.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Vahanna nor Roadzen undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Vahanna or Roadzen, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Forward Purchase Agreement, dated August 25, 2023, by and among Vahanna Tech Edge Acquisition I Corp., Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP, and Meteora Strategic Capital, LLC

10.2	Subscription Agreement, dated August 25, 2023, by and among Vahanna Tech Edge Acquisition I Corp., Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP, and Meteora Strategic Capital, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

By:	/s/ Raahim Don
Name:	Raahim Don
Title:	Chief Financial Officer